Vanguard® Baillie Gifford Global Positive Impact Stock Fund
Schedule of Investments (unaudited)
As of March 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.1%)
Brazil (2.8%)
*	NU Holdings Ltd. Class A	554,991	5,683
Canada (3.8%)
*	Shopify Inc. Class A (XTSE)	69,613	6,640
*	AbCellera Biologics Inc.	429,444	958
			7,598
Denmark (3.1%)
	Novonesis (Novozymes) B Class B	106,027	6,174
France (2.8%)
	Schneider Electric SE	19,249	4,444
*	SOITEC	21,877	1,170
			5,614
India (4.5%)
	HDFC Bank Ltd.	420,320	8,960
Indonesia (3.9%)
	Bank Rakyat Indonesia Persero Tbk PT	31,826,217	7,693
Kazakhstan (1.0%)
	Kaspi.KZ JSC ADR (Registered)	21,104	1,959
Netherlands (5.0%)
	ASML Holding NV	14,923	9,876
Singapore (7.0%)
*	Grab Holdings Ltd. Class A	1,595,862	7,229
*	Sea Ltd. ADR	50,957	6,650
			13,879
Sweden (2.3%)
	Epiroc AB Class B	255,458	4,499
Taiwan (6.1%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	432,000	12,166
United Kingdom (3.5%)
	Prudential plc (XLON)	407,285	4,395
	Ashtead Group plc	49,495	2,676
			7,071
United States (52.3%)
*	MercadoLibre Inc.	7,238	14,120
*	Duolingo Inc.	30,681	9,528
	Microsoft Corp.	21,121	7,929
*	Alnylam Pharmaceuticals Inc.	28,620	7,728
*	Autodesk Inc.	29,140	7,629
	Deere & Co.	16,037	7,527
	Ecolab Inc.	28,504	7,226
*	Remitly Global Inc.	314,497	6,541
	Xylem Inc.	49,563	5,921
*	Dexcom Inc.	86,554	5,911
*	Insulet Corp.	17,992	4,725
	New York Times Co. Class A	90,078	4,468
*	Illumina Inc.	48,646	3,860
*	Moderna Inc.	96,690	2,741
*	Vertex Pharmaceuticals Inc.	5,149	2,496
*	Coursera Inc.	298,767	1,990
*	Savers Value Village Inc.	207,542	1,432
*	Joby Aviation Inc.	185,085	1,114

Vanguard® Baillie Gifford Global Positive Impact Stock Fund
		Shares	Market Value ($000)
*	Rivian Automotive Inc. Class A	84,844	1,056
*,1	ABIOMED Inc. CVR	16,638	17
			103,959
Total Common Stocks (Cost $170,100)			195,131
Preferred Stock (0.9%)
	Sartorius AG Preference Shares (Cost $2,515)	7,630	1,779
Temporary Cash Investments (1.1%)
Money Market Fund (1.1%)
[2]	Vanguard Market Liquidity Fund, 4.342% (Cost $2,215)	22,153	2,215
Total Investments (100.1%) (Cost $174,830)			199,125
Other Assets and Liabilities—Net (-0.1%)			(298)
Net Assets (100%)			198,827
Cost is in $000.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of March 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	117,223	—	17	117,240
Common Stocks—Other	15,838	62,053	—	77,891
Preferred Stock	—	1,779	—	1,779
Temporary Cash Investments	2,215	—	—	2,215
Total	135,276	63,832	17	199,125